Exhibit 99(a)


                 COLLECTIVE BANCORP, INC. STOCK OPTION AGREEMENT

         (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated February 28, 1997 filed by the Registrant with respect to the Common Stock, par value $.01 per share, of Collective Bancorp, Inc.)